STOCK OPTION GRANT 2021 INCENTIVE PLAN NOTICE OF GRANT (PART I OF THE STOCK OPTION AWARD AGREEMENT) To: _______________ (“Optionee”) From: Arrowhead Pharmaceuticals, Inc. We are pleased to inform you that you have been approved for a grant of an option (your “Option”) to purchase shares of Arrowhead Pharmaceuticals, Inc.’s common stock. Your Option has been granted pursuant to, and shall be governed by, the Company’s 2021 Incentive Plan (the “Plan”), as currently in effect and as may be amended hereafter from time to time, the attached Stock Option Award Agreement (the “Option Agreement”) and the following specific provisions (which are subject to adjustment under the Plan and the Option Agreement): The “Date of Grant” for your Option is: The “Expiration Date” of your Option is: The “Number of Shares” covered by your Option is: The “Exercise Price” per share for your Option is: The “Commencement Date” of your Option is: Vesting: As long as you remain an employee or board member of the Company, your Option will vest and become exercisable with respect to ____ of the Number of Shares one year from the Commencement Date and then in ____ equal monthly installments thereafter. Your Option cannot be exercised except to the extent vested; if all other terms and conditions are satisfied, your Option will be fully vested and exercisable as of the fourth anniversary of the Commencement Date. Of course, you can never exercise the Option for more than the Number of Shares or after the Expiration Date (in each case as adjusted under the terms of the Plan and the Option Agreement). This Option is a non-statutory Stock Option under the U.S. Internal Revenue Code of 1986, as amended. Electronic Acceptance: The Option is contingent upon your agreement to the provisions of this Notice of Grant and the terms and conditions of the Plan and the Option Agreement, which are hereby delivered via the online Document Library of the Company’s stock option administration portal (the “Portal”). Your electronic acceptance of the grant in the Portal constitutes your agreement to these terms and conditions as binding as a manual signature. Your electronic acceptance also signifies your consent to be governed by the terms and conditions of use of the Portal, also made available in the Document Library. Provisions of the Plan, the Option Agreement and this Notice of Grant and the terms of use of the Portal are subject to adjustment. Paper copies of any of these documents can be requested from the Administrator (as defined in the Plan). Grant Number:

ARROWHEAD PHARMACEUTICALS, INC. STOCK OPTION AWARD AGREEMENT Unless otherwise defined herein, the terms defined in the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Award Agreement (the “Option Agreement”). AGREEMENT A. Grant of Option. (i) Arrowhead Pharmaceuticals, Inc. (the “Company”) hereby grants to the optionee named in the Notice of Grant attached as Part I of this Option Agreement (the “Optionee”), on the date of grant set forth in the Notice of Grant, an option (the “Option”) to purchase the number of shares of the Company’s common stock (“Shares”), as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). The Option has been granted pursuant to, and shall be governed by, the Plan, as currently in effect and as may be amended hereafter from time to time, the terms of which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. (ii) This Option shall be treated as a non-statutory Stock Option (“NSO”) under Section 422 of the U.S. Internal Revenue Code of 1986, as amended. B. Exercise of Option. (i) Right to Exercise. This Option is exercisable during its term in accordance with the vesting schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. (ii) Exercise Period. In no event shall this Option be exercised later than the Expiration Date set forth in the Notice of Grant. Specifically, any vested portion of this Option may be exercised after a termination of Employment in accordance with the provisions of Section 6(a)(4) of the Plan, but not later than the Expiration Date set forth in the Notice of Grant. (iii) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised with respect to the Exercised Shares upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price (iv) Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due. The Company shall not be obligated to issue any Shares pursuant to the exercise of this Option unless and until the Optionee satisfies such withholding obligations. (v) Compliance with Applicable Laws. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares. C. Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: 1. Cash; or 2. Check; or 3. Consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or 4. Surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares. D. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. E. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. F. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. (i) Exercise of Option. The Optionee may incur regular federal income tax liability upon exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise. This Option does not qualify as an incentive stock option under Section 422 of the U.S. Internal Revenue Code of 1986, as amended. (ii) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. G. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. The Plan, this Option Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This agreement is governed by the internal substantive laws but not the choice of law rules of Delaware. H. Forfeiture; Recovery of Compensation. By accepting this Option the Optionee expressly acknowledges and agrees that his or her rights (and those of any permitted transferee) under this Option or to any Shares acquired under this Option or any proceeds from the disposition thereof are subject to Section 6(a)(6) of the Plan (including any successor provision). I. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT

INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE. J. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to this Award or future Awards by electronic means or to request the Optionee’s consent to participate in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and, if requested, agrees to accept this Award and participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Optionee has reviewed the Plan, this Option Agreement and the Notice of Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan, this Option Agreement and the Notice of Grant. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, this Option Agreement and the Notice of Grant. Optionee further agrees to notify the Company upon any change in the residence address indicated in this Option Agreement. ARROWHEAD PHARMACEUTICALS, INC. By: Name: Title: Date: Accepted by: Date: If the Company requests that the Grantee’s acceptance of this Agreement be evidenced other than electronically, please complete and sign the following: Date:

EXHIBIT A ARROWHEAD PHARMACEUTICALS, INC. 2021 INCENTIVE PLAN EXERCISE NOTICE Arrowhead Pharmaceuticals, Inc. 177 East Colorado Boulevard, Suite 700 Pasadena, California 91105 Attention: Secretary 1. Exercise of Option. Effective as of today, ________________, the undersigned (“Purchaser”), hereby elects to purchase shares (the “Shares”) of the common stock of Arrowhead Pharmaceuticals, Inc. (the “Company”) under the Stock Option Agreement dated _______________, (the “Option Agreement”). The purchase price for the Shares shall be $_____________, as required by the Option Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Option Agreement. 2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. 3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received and read and understands the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. 4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 7 of the Plan. 5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice. 6. Entire Agreement: Governing Law. The Plan, the Option Agreement and the Notice of Grant are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. Submitted by: Accepted by: PURCHASER ARROWHEAD PHARMACEUTICALS, INC. Signature By Print Name Title Date Received Date Received Address: Address: 177 East Colorado Blvd, Suite 700 Pasadena, CA 91105